Blackstone Mortgage Trust, Inc. February 14, 2017 Fourth Quarter and Full Year 2016 Results Confidential Exhibit 99.2

Loan Originations Origination volume of $826 million in 4Q bringing total for 2016 to $3.5 billion Continued focus on low LTV opportunities: 65% average in 4Q 2016 originations: 100% floating rate, senior mortgage loans Earnings & Dividends 4Q EPS of $0.57 and Core Earnings(a) of $0.62 per share 2016 EPS of $2.53 and Core Earnings of $2.65, up 12% year over year 4Q dividend of $0.62 per share equates to an 8.2% dividend yield(b) Fourth Quarter and Full Year 2016 Highlights Portfolio Composition Balance Sheet Interest Rates $9.8 billion portfolio,(c) up $412 million(d) from prior quarter 107 loans with a weighted average origination LTV of 61% $3.0 billion of the $4.9 billion of loans acquired from GE have repaid, and GE loans now comprise 17% of the total portfolio, down from 44%(e) after the acquisition Debt-to-Equity ratio(f) of 2.3x; match funded long-term leverage Liquidity of $654 million;(g) origination capacity of $2.5 billion(h) Added $2.0 billion of new financing capacity including ‘swingline’ corporate liquidity facility Information included in this presentation is as of or for the period ended December 31, 2016, unless otherwise indicated. See Appendix for a definition and reconciliation to GAAP net income Based on annualized dividend and BXMT closing price as of December 31, 2016 Includes $1.0 billion of Non-Consolidated Senior Interests, see Appendix for definition Excludes the impact of changes in foreign currency rates and hedges for non-USD loans and financings As of June 30, 2015 Represents (i) total outstanding secured debt agreements and convertible notes, less cash, to (ii) total stockholders’ equity Total liquidity includes $76 million of cash and $578 million of available borrowings Potential loan originations assumes 4.0x asset-level leverage on total liquidity, net of $153 million of minimum liquidity requirements under applicable debt covenants 89% of the portfolio is floating rate, up 13% from 2015 Core Earnings are positively correlated to changes in USD LIBOR; a 1.0% increase would increase net interest income by $0.19 per share per annum

$0.67 $0.71 Earnings & Dividends 4Q GAAP earnings of $0.57 per share and Core Earnings(a) of $0.62 per share 2016 GAAP earnings of $2.53 per share and Core Earnings of $2.65 per share, up 12% from 2015 2016 is second consecutive year of Core Earnings dividend coverage 4Q Core Earnings of $58 million and 2016 Core Earnings of $249 million generated entirely by portfolio lending business In 3Q 2015, BXMT revised the basis of reporting for Core Earnings to be net of incentive fees. Core EPS numbers indicated in the chart for 3Q 2014, 4Q 2014 and 1Q 2015 are adjusted from the previously reported $0.50, $0.52 and $0.54, respectively, so as to be comparable to Core EPS numbers in 3Q 2015 and subsequently. See appendix for reconciliation to net income per share for each period represented. Includes $0.11 of transaction expenses related to the GE acquisition Quarterly Dividends $0.28 $0.41 $0.43 $0.43 Core EPS $0.49 $0.50 $0.52 $0.38 $0.72 $0.68 $0.65 (b) (a) $0.62 2016 - 107% coverage 2015 - 101% coverage

Loan Originations $826 million of total originations in the quarter, bringing total for 2016 to $3.5 billion 2016 originations were 100% floating rate senior mortgage loans with continued focus on large loans ($139 million average) and major markets 77% of 2016 originations ($2.4 billion, 15 loans) were collateralized by office properties (42% NY, 27% CA) 93% of 2016 originations were collateralized by properties in North America 100% floating rate 100% senior loans ü ü Average origination LTV(a) of 60% Average loan size of $139 million ü ü 2016 Originations Reflects LTV as of the date loans were originated or acquired by BXMT $3.5 bn 2016 Originations Office Multi- family Retail Hotel Other

Portfolio Composition $9.8 billion portfolio, up $412 million(a) from prior quarter, comprising 107 senior loans secured by institutional quality real estate in North America (83%) and Europe (17%) $3.0 billion of the $4.9 billion of loans acquired from GE have repaid and a further $817 million have been upsized or modified. Loans acquired from GE comprise 17% of the total portfolio, down from 44%(b) after the acquisition. Office Multifamily Hotel Condo Other Retail Manufactured Housing Geographic Diversification (Total Loan Exposure, % of Total) Collateral Diversification (Total Loan Exposure, % of Total) Loan to Value(a) BXMT Loans Sponsor Equity 60% 100% Average LTV Excludes the impact of changes in foreign currency rates and hedges for non-USD loans and financings As of June 30, 2015 Reflects LTV as of the date loans were originated or acquired by BXMT (b) Origination LTV(c) (Total Loan Exposure, Weighted Average) 61% States that comprise less than 1% of total loan portfolio CAN 5% CA 17% WA 2% HI 2% DC 2% TX 2% VA 2% GA 4% IL 7% FL 10% UK 13% DEU 3% OR 1% AZ 1% CO 1% MD 1% NC 1% NL 1% NY 25%

Balance Sheet

- Outstanding asset-level financing is long term with an average all-in cost of L+2.04%
- Credit facility capacity increased $1.3 billion[a] over the year, up 29%
- Liquidity of $654 million: $76 million cash, $541 million revolving credit facility availability and $36 million swingline revolver availability

($ in billions)

Leverage

Credit Facilities	All-in cost of L+2.02%	$3.6
Asset-Specific Financings	All-in cost of L+2.06%	$2.2
Corporate Debt	Convertible Notes: 5.87% Secured Facility: L+2.75%	$0.2
Total Debt		**$6.0**
Senior Loan Interests[b]	Pricing directly related to underlying collateral assets	$1.4
Total Leverage		**$7.4**

2.3x Debt-to-Equity Ratio[c]

2.9x Total Leverage Ratio[d]

Asset- Level Financing Capacity



2015
$1.8
$4.3
$3.3
$0.6
2016
$1.5
$1.7
$5.5
$0.9
Credit Facilities
Asset-Specific Financing
GE Acquisition Facility
Senior Loan Interests

(a) Excludes the impact of changes in foreign currency rates and hedges for non-USD loans and financings
(b) In addition to $350 million of loan participations sold, includes $1.0 billion of Non-Consolidated Senior Interests, which result from non-recourse sales of senior loan interests in loans BXMT originates. BXMT's net investments in these loans are reflected in the form of mezzanine or other subordinate loans on BXMT's balance sheet.
(c) Represents (i) total outstanding secured debt agreements, convertible notes, less cash, to (ii) total stockholders' equity
(d) Represents (i) total outstanding secured debt agreements, convertible notes, loan participations sold, and non-consolidated senior interests, less cash, to (ii) total stockholders' equity

Blackstone Mortgage Trust 5

Interest Rates Core Earnings are positively correlated to changes in USD and GBP LIBOR, the benchmark indices for 85% of BXMT’s total loan exposure and related secured financings(a) A 1.0% increase in USD LIBOR would increase net interest income per share by $0.19 per annum, $0.12 greater than in 2015 Core Earnings are inversely correlated to EURIBOR and CDOR such that an increase of 50bps in either would decrease net interest income per share by less than $0.01 per year As of December 31, 2015, $148 million of floating rate loans earned interest based on floors that were above the applicable index, with an average floor of 1.80%, based on total loan exposure As of December 31, 2016, $216 million of floating rate loans earned interest based on floors that were above the applicable index, with an average floor of 1.27%, based on total loan exposure Portfolio Income Sensitivity to USD LIBOR (Annual Dollars of Net Interest Income Per Share) Net Interest Income Per Share USD LIBOR Increasing USD LIBOR – Increasing Income Portfolio Fixed vs. Floating (% of Total Loan Exposure) Floating(b) 76% Fixed 24% Floating(c) 89% Fixed 11% 2015 2016

Appendix

Appendix – Fourth Quarter 2016 Operating Results & Net Funding $0.62 Core Earnings Per Share $412 million(a) Net Funding Net Funding ($ in Billions) Operating Results ($ in Millions) $865 million four MHC loans from a single sponsor $9.4 $0.9 $(0.5) $9.8 Excludes the impact of changes in foreign currency rates and hedges for non-USD loans and financings $0.57 Net Income Per Share

Loan Portfolio Details

($ in Millions)

	Loan Type	Origination Date[a]	Total Loan[b]	Principal Balance[b]	Net Book Value	Cash Coupon	All-In Yield	Maximum Maturity[c]	Location	Property Type	Loan Per SQFT / Unit / Key	Origination LTV[a]
Loan 1	Senior loan[b]	5/15/2015	$ 590	$ 484	$ 82	L+4.25%	L+4.78%	5/15/2020	Miami	Retail	613 / sqft	36%
Loan 2	Senior loan[b]	8/6/2015	455	455	82	4.48%	6.07%	10/29/2022	Diversified - EUR	Other	n/a	71%
Loan 3	Senior loan	5/22/2014	420	420	416	L+4.20%	L+4.48%	12/31/2019	Diversified - UK	Hotel	113,610 / key	59%
Loan 4	Senior loan	5/1/2015	320	295	293	L+3.45%	L+3.83%	5/1/2020	New York	Office	374 / sqft	68%
Loan 5	Senior loan	1/7/2015	315	284	283	L+3.50%	L+3.88%	1/9/2020	New York	Office	245 / sqft	53%
Loan 6	Senior loan	6/4/2015	259	259	262	L+4.34%	L+4.11%	8/11/2020	Diversified - CAN	Hotel	40,016 / key	54%
Loan 7	Senior loan[b]	6/30/2015	250	240	47	L+4.75%	L+5.18%	7/9/2020	San Francisco	Condo	758 / sqft	66%
Loan 8	Senior loan	6/23/2015	224	213	212	L+3.65%	L+3.76%	10/1/2020	Washington DC	Office	240 / sqft	72%
Loan 9	Senior loan	7/31/2014	215	193	193	L+3.50%	L+3.57%	8/9/2019	Chicago	Office	258 / sqft	65%
Loan 10	Senior loan	6/23/2015	193	193	193	5.38%	5.38%	1/18/2017	Diversified - GER	Retail	58 / sqft	53%
Loan 11	Senior loan	8/19/2016	200	188	187	L+3.64%	L+4.10%	9/9/2021	New York	Office	558 / sqft	69%
Loan 12	Senior loan	8/3/2016	276	183	181	L+4.66%	L+5.18%	8/9/2021	New York	Office	252 / sqft	57%
Loan 13	Senior loan	4/15/2016	200	179	178	L+4.25%	L+4.86%	5/9/2021	New York	Office	165 / sqft	40%
Loan 14	Senior loan	12/22/2016	205	171	169	L+3.50%	L+4.07%	1/9/2022	New York	Office	241 / sqft	66%
Loan 15	Senior loan	8/17/2016	187	169	167	L+3.75%	L+4.13%	9/9/2021	San Francisco	Office	488 / sqft	65%
Loan 16-107	Various	Various	6,435	5,831	5,748	4.88%	5.26%[d]	Various	Various	Various	Various	62%
Total/Wtd. Avg.			**$ 10,744**	**$ 9,757**	**$ 8,693**	**4.82%**	**5.24%**	**3.3 years**				**61%**

(a) Date loan was originated or acquired by BXMT, and the LTV as of such date
(b) In certain instances, loans are financed through the non-recourse sale of a senior loan interest that is not included in the consolidated financial statements. As of December 31, 2016, four loans in the portfolio have been financed with an aggregate $1.0 billion of Non-Consolidated Senior Interests, which are included in the table above.
(c) Maximum maturity assumes all extension options are exercised; however, floating rate loans generally may be repaid prior to their final maturity without penalty
(d) Consists of both floating and fixed rates. Coupon and all-in yield assume applicable floating benchmark rates for weighted-average calculation.

Blackstone Mortgage Trust 9

Consolidated Balance Sheets ($ in Thousands, Except Per Share Data) December 31, 2016 December 31, 2015 Assets Cash and cash equivalents 75,567 $ 96,450 $ Restricted cash — 9,556 Loans receivable, net 8,692,978 9,077,007 Equity investment in unconsolidated subsidiary — 9,441 Other assets 44,070 184,119 Total assets 8,812,615 $ 9,376,573 $ Liabilities and equity Secured debt agreements, net 5,716,354 $ 6,116,105 $ Loan participations sold, net 348,077 497,032 Convertible notes, net 166,762 164,026 Other liabilities 87,819 93,679 Total liabilities 6,319,012 6,870,842 Commitments and contingencies — — Equity Class A common stock, $0.01 par value 945 937 Additional paid-in capital 3,089,997 3,070,200 Accumulated other comprehensive loss (56,202) (32,758) Accumulated deficit (541,137) (545,791) Total Blackstone Mortgage Trust, Inc. stockholders’ equity 2,493,603 2,492,588 Non-controlling interests — 13,143 Total equity 2,493,603 2,505,731 Total liabilities and equity 8,812,615 $ 9,376,573 $

Consolidated Statements of Operations ($ in Thousands, Except per Share Data) Three Months Ended December 31, Year Ended December 31, Three Months Ended December 31, 2016 2015 2016 2015 Income from loans and other investments Interest and related income 116,288 $ 128,386 $ 497,974 $ 410,635 $ Less: Interest and related expenses 44,451 46,292 184,270 152,416 Income from loans and other investments, net 71,837 82,094 313,704 258,219 Other expenses Management and incentive fees 12,798 14,351 55,959 42,886 General and administrative expenses 6,726 8,053 27,716 36,709 Total other expenses 19,524 22,404 83,675 79,595 Gain (loss) on investments at fair value 6 (141) 13,420 21,967 Income from equity investments in unconsolidated subsidiaries 995 6,121 3,187 11,798 Income before income taxes 53,314 65,670 246,636 212,389 Income tax (benefit) provision (85) 73 196 504 Net income 53,399 $ 65,597 $ 246,440 $ 211,885 $ Net income attributable to non-controlling interests (24) (333) (8,143) (15,056) Net income attributable to Blackstone Mortgage Trust, Inc. 53,375 $ 65,264 $ 238,297 $ 196,829 $ Per share information (basic and diluted) Weighted-average shares of common stock outstanding 94,455,518 93,574,127 94,165,351 81,740,227 Net income per share of common stock 0.57 $ 0.70 $ 2.53 $ 2.41 $

Per Share Calculations (Amounts in Thousands, Except per Share Data) Core Earnings Reconciliation Book Value per Share Earnings per Share Represents net income attributable to Blackstone Mortgage Trust Adjustment in respect of the deferral in Core Earnings of the accretion of a total $9.1 million of purchase discount attributable to a certain pool of GE portfolio loans pending the repayment of those loans Three Months Ended December 31, 2016 September 30, 2016 Net income 53,375 $ 64,794 $ CT Legacy Portfolio net income (502) (1,805) Non-cash compensation expense 4,955 4,949 GE purchase discount accretion adjustment (b) (320) (929) Other items 742 (65) Core Earnings 58,250 $ 66,944 $ Weighted-average shares outstanding, basic and diluted 94,456 94,072 Core Earnings per share, basic and diluted 0.62 $ 0.71 $ December 31, 2016 September 30, 2016 Stockholders’ 2,493,603 $ 2,503,694 $ Shares Class A common stock 94,540 93,913 Deferred stock units 169 162 Total outstanding 94,709 94,075 Book value per share 26.33 $ 26.61 $ Three Months Ended December 31, 2016 September 30, 2016 Net income 53,375 $ 64,794 $ Weighted-average shares outstanding, basic and diluted 94,456 94,072 Earnings per share, basic and diluted 0.57 $ 0.69 $ (a) (a) equity

Reconciliation of Net Income to Core Earnings[a]

(Amounts in Thousands, Except per Share Data)

	Three Months Ended													
	Sep 30, 2013	Dec 31, 2013	Mar 31, 2014	Jun 30, 2014	Sep 30, 2014	Dec 31, 2014	Mar 31, 2015	Jun 30, 2015	Sep 30, 2015	Dec 31, 2015	Mar 31, 2016	Jun 30, 2016	Sep 30, 2016	Dec 31, 2016
Net income[b]	$ 8,320	$ 7,079	$ 13,065	$ 33,466	$ 22,024	$ 21,490	$ 35,393	$ 29,284	$ 66,888	$ 65,264	$ 57,047	$ 63,081	$ 64,794	$ 53,375
CT Legacy Portfolio net (income) loss	(437)	3,670	970	(15,508)	(134)	4,833	(8,400)	(1,857)	(401)	(3,408)	183	(3,825)	(1,805)	(502)
Non-cash compensation expense	94	1,158	1,834	2,382	1,619	2,528	3,297	3,396	3,188	3,460	4,687	4,836	4,949	4,955
GE purchase discount accretion adjustment[c]	-	-	-	-	-	-	-	(459)	(2,008)	(1,542)	(1,166)	(1,247)	(929)	(320)
Other items	-	107	423	162	404	408	342	416	(119)	310	418	278	(65)	742
Core Earnings	$ 7,977	$ 12,014	$ 16,292	$ 20,502	$ 23,913	$ 29,259	$ 30,632	$ 30,780	$ 67,548	$ 64,084	$ 61,169	$ 63,123	$ 66,944	$ 58,250
Weighted-average shares outstanding, basic and diluted	28,895	29,364	37,967	47,978	49,211	58,190	58,576	80,941	93,358	93,574	94,068	94,064	94,072	94,456
Net income per share, basic and diluted	$ 0.29	$ 0.24	$ 0.34	$ 0.70	$ 0.45	$ 0.37	$ 0.60	$ 0.36	$ 0.72	$ 0.70	$ 0.61	$ 0.67	$ 0.69	$ 0.57
Core Earnings per share, basic and diluted	$ 0.28	$ 0.41	$ 0.43	$ 0.43	$ 0.49	$ 0.50	$ 0.52	$ 0.38	$ 0.72	$ 0.68	$ 0.65	$ 0.67	$ 0.71	$ 0.62

	Year Ended	
	Dec 31, 2015	Dec 31, 2016
Net income[b]	$ 196,829	$ 238,297
CT Legacy Portfolio net income	(14,066)	(5,949)
Non-cash compensation expense	13,341	19,427
GE purchase discount accretion adjustment[c]	(4,009)	(3,662)
Other items	949	1,373
Core Earnings	$ 193,044	$ 249,486
Weighted-average shares outstanding, basic and diluted	$ 81,740	$ 94,165
Net income per share, basic and diluted	$ 2.41	$ 2.53
Core Earnings per share, basic and diluted	$ 2.36	$ 2.65

(a) In 3Q 2015, BXMT revised the basis of reporting for Core Earnings to be net of incentive fees. Core EPS numbers indicated in the chart for 3Q 2014, 4Q 2014 and 1Q 2015 are adjusted from the previously reported $0.50, $0.52 and $0.54, respectively, so as to be comparable to Core EPS numbers in 3Q 2015 and subsequently.

(b) Represents net income attributable to Blackstone Mortgage Trust

(c) Adjustment in respect of the deferral in Core Earnings of the accretion of a total $9.1 million of purchase discount attributable to a certain pool of GE portfolio loans pending the repayment of those loans

Blackstone Mortgage Trust 13

Definitions Core Earnings: Blackstone Mortgage Trust, Inc. (“BXMT”) discloses Core Earnings, a financial measure that is calculated and presented on the basis of methodologies other than in accordance with generally accepted accounting principles in the United States of America (“GAAP”) in this presentation. Core Earnings is an adjusted measure that helps BXMT evaluate its performance excluding the effects of certain transactions and GAAP adjustments that it believes are not necessarily indicative of its current loan origination portfolio and operations. Although according to its management agreement BXMT calculates the incentive and base management fees due to its Manager using Core Earnings before incentive fees expense, beginning with the third quarter of 2015, BXMT reports Core Earnings after incentive fees expense, as BXMT believes this is a more meaningful presentation of the economic performance of its class A common stock. Core Earnings is defined as GAAP net income (loss), including realized gains and losses not otherwise included in GAAP net income (loss), and excluding (i) net income (loss) attributable to the CT Legacy Portfolio, (ii) non-cash equity compensation expense, (iii) depreciation and amortization, (iv) unrealized gains (losses), and (v) certain non-cash items. Core Earnings may also be adjusted from time to time to exclude one-time events pursuant to changes in GAAP and certain other non-cash charges as determined by BXMT’s manager, subject to approval by a majority of its independent directors. Core Earnings does not represent net income or cash generated from operating activities and should not be considered as an alternative to GAAP net income, or an indication of BXMT’s GAAP cash flows from operations, a measure of BXMT’s liquidity, or an indication of funds available for its cash needs. In addition, BXMT’s methodology for calculating Core Earnings may differ from the methodologies employed by other companies to calculate the same or similar supplemental performance measures, and accordingly, its reported Core Earnings may not be comparable to the Core Earnings reported by other companies. Non-Consolidated Senior Interests: Senior interests in loans originated and syndicated to third parties. These non-recourse loan participations constitute additional financing capacity and are included in discussions of the loan portfolio.

Forward-Looking Statements This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect BXMT’s current views with respect to, among other things, BXMT’s operations and financial performance. You can identify these forward-looking statements by the use of words such as “outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. BXMT believes these factors include but are not limited to those described under the section entitled “Risk Factors” in its Annual Report on Form 10-K for the fiscal year ended December 31, 2016, as such factors may be updated from time to time in its periodic filings with the Securities and Exchange Commission (“SEC”) which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this presentation and in the filings. BXMT assumes no obligation to update or supplement forward‐looking statements that become untrue because of subsequent events or circumstances.